                                                                   Exhibit 10.22

                           OPLINK COMMUNICATIONS, INC.
                                 2000 STOCK PLAN

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

     Oplink Communications, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet and the Company's 2000 Stock Plan attached hereto (together, the "Stock Option Agreement"):

     Grant Number:                               200000978

     Optionee ID:                                BD003

     Date of Grant:                              4/5/2001

     Vesting Commencement Date:                  4/5/2001

     Exercise Price Per Share:                   $2.625

     Total Number of Shares Granted:             25,000

     Type of Option:                             Non-Qualified Stock Option

     Expiration Date:                            4/5/2011

Exercise Schedule:
-----------------

     The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

     Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional 1/48th of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter; provided, that the vesting of such stock option shall accelerate in full immediately upon the earlier of a corporate transaction described in Section 12 (c) of the Oplink Communications, Inc. 2000 Equity Incentive Plan or the optionee's resignation from the Board of Directors of the Company.

     By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet and the 2000 Stock Plan which is attached hereto and made a part of this document.

Dated:
      -------------------------

OPTIONEE:                           Oplink Communications, Inc.
                                    A Delaware corporation



                                    By:
------------------------------         -----------------------------------------
David Spreng                        Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                           OPLINK COMMUNICATIONS, INC.
                                 1998 STOCK PLAN

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

     Oplink Communications, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1998 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

     Grant Number:                           98-559

     Date of Grant:                          5/10/00

     Vesting Commencement Date:              2/11/00

     Exercise Price Per Share:               $5.00

     Total Number of Shares Granted:         50,000

     Type of Option:                              Incentive Stock Option
                                             ---
                                              X    Nonqualified Stock Option
                                             ---

     Expiration Date:                        May 10, 2010

Exercise Schedule:
-----------------

     The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

     Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional one-forty-eighth (1/48) of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter; provided, however, that the aforesaid vesting schedule shall accelerate in full immediately upon the earlier of a change of control at the Company (which shall be deemed to include a corporate transaction described in Section 12(c) of the Company's 2000 Equity Incentive Plan) or the optionee's resignation from the Board of Directors of the Company.

     By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the 1998 Stock Plan and Exhibit A, which is attached hereto and made a part of this document.

Dated:
      ---------------------

OPTIONEE:                            Oplink Communications, Inc.

                                     By
---------------------------            -----------------------------------------
David Spreng                         Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                           OPLINK COMMUNICATIONS, INC.
                                 2000 STOCK PLAN

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

     Oplink Communications, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet and the Company's 2000 Stock Plan attached hereto (together, the "Stock Option Agreement"):

     Grant Number:                               200001109

     Optionee ID:                                BD003

     Date of Grant:                              11/7/2001

     Vesting Commencement Date:                  11/7/2001

     Exercise Price Per Share:                   $1.25

     Total Number of Shares Granted:             72,000

     Type of Option:                             Non-Qualified Stock Option

     Expiration Date:                            11/7/2011

Exercise Schedule:
-----------------

     The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

     Two thousand (2,000) shares subject to the option shall vest in the holder thereof for each month of Continuous Service of the director from the date on which it is granted; provided, that the vesting of such stock option shall accelerate in full immediately upon the earlier of a corporate transaction described in Section 12 (c) of the Oplink Communications, Inc. 2000 Equity Incentive Plan or the optionee's resignation from the Board of Directors of the Company.

     By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet and the 2000 Stock Plan which is attached hereto and made a part of this document.

Dated:
      -----------------------

OPTIONEE:                            Oplink Communications, Inc.
                                     a Delaware corporation



                                     By:
-----------------------------           ----------------------------------------
David Spreng                         Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------